EXHIBIT 10.06

                                 LEASE AGREEMENT

         THIS LEASE AGREEMENT ("Lease") is made as of this 22nd, day of April 1999, by and between South Beach Tristar LLC, a Delaware Limited Liability Company ("Landlord") and Yupi Internet Inc., a Florida corporation ("Tenant").

                              W I T N E S S E T H :

         THAT FOR AND IN CONSIDERATION of the mutual covenants and agreements herein contained, the parties herein covenant and agree as follows:

I. DEFINITIONS. As used herein, the following terms have the following meanings:

         (a) "Landlord's Address" means c/o The Continental Real Estate Companies 2665 South Bayshore Drive Miami, Florida 33233 Attention: Ruben Macias or such other address as may be designated in writing by Landlord from time to time.

         (b) "Tenant's Address" and "Premises" mean 830 Lincoln road, Miami Beach, Florida 33139.

         (c) "Term" means that period of time commencing on May 1, 1999 and ending at midnight April 30, 2000.

         (d) "Permitted Use" means the operation of Internet web sites.

         (e) "Rental" shall mean 28,750.00 per month, inclusive of sales tax.

II.      ACCEPTANCE OF THE PREMISES.

         Tenant has examined the Premises and accepts the same in its present "as is" condition. Landlord has no obligation to make any improvements or otherwise maintain or repair the Premises.

III.     RENTAL.

         Rental shall be due and payable in advance on the first day of each calendar month thereafter during the Term at Landlord's address at the time of payment, without demand and without set-off or deduction. Any sum not timely paid hereunder, shall accrue interest from its due date at the rate of 15% per annum from the date due until paid.

         There shall be no rental due hereunder for the period foe time commencing May 1 and ending May 15, 1999. On or before May 1, 1999, Tenant shall pay to Landlord the sum of $4,375.00 which shall be payment of the rental for May 16-31, 1999.

IV.      USE AND CARE OF PREMISE

         A.       Use of Premises.

         The Premises may be used only for the Permitted Use and for no other purpose without the prior written consent of Landlord, which consent shall not be unreasonably withheld.

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         B.       Prohibited Use.

         Tenant shall not permit any objectionable or unpleasant odors to emanate from the Premises: nor place or permit any radio, television, loud speaker or amplifier on the roof or outside the Premises of where the same? can be heard from outside the Premises, nor place an antenna, awning or other project on the exterior of the Premises without Landlord's prior written consent. Tenant shall not use the Premises in any manner which requires electrical service beyond the service now provided.

         C.       Care of Premises, Trash Removal and Deliveries.

         Tenant shall at its expense keep the Premises in good and clean condition, free from dirt, rubbish, insects and pests at all time, and shall store all trash in locked and covered containers within the Premises, arranging for the regular pickup of such trash and garbage at Tenant's expense. If no designated and prescribed by Landlord. Tenant will store all trash within all area outside of and adjacent to the Premises designated by Landlord for trash pickup and removal, and only in receptacles of the size, design and color from time to time prescribed by Landlord.

         D.       Permits and License.

         Tenant shall procure, at its sole expense, any permits and license required for the transaction of its business in the Premises.

         E.       Laws: Rules and Regulations.

         Tenant shall comply with all laws, ordinances, orders, rules and regulations of any state, federal, municipal and other agencies or bodies having any jurisdiction thereof relating to the use, condition or occupancy of the Premises.

         F.       Toxic Damage.

         Tenant shall not cause or permit the disposal or the improper transportation, generation, storage, treatment, or use in the Premises of any "solid waste" or "hazardous waste" as such terms are defined by the Resource Conservation and Recovery Act, 42 U.S.C. ss.6903, ss.1004, and 40 C.F.P. Part 261, as amended or superseded; or any "hazardous substances" as that term is defined by Section 101(11) of the Comprehensive Environmental Response Compensation and Liability Act, 12 U.S.C. ss.9601(11), as amended or superseded: or any other flammable, noxious or toxic materials. Tenant agrees to indemnify and hold the Landlord harmless from and against any all liability incurred by Landlord on account of damage to person or property caused by any hazardous waste, environmental contamination, or other similar waste emanating from the Premises during the term hereof.

V.       MAINTENANCE AND REPAIR OF PREMISES

         A.       Landlord's Repair Obligation.

         Landlord shall keep in good repair the roof, foundation, structure, and exterior wells; the utility lines and facilities outside the Premises except that Landlord shall not be required to make

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any repairs occasioned by the negligence of Tenant, its agents, employees, contractors, subtenants, licensees, concessionaires or customers, which repairs shall be made by Tenant. Landlord shall have access to the Premises as necessary or convenient to make repairs required by this Section.

         B.       Tenant's Repair Obligation.

         Tenant shall, at its sole cost and expense, make all needed repairs and replacements to the storefront, the windows, plate glass, doors, and the interior of the Premises, and shall keep all plumbing units, electrical systems, pipes and connections within the Premises in good repair and free from obstruction. Tenant shall be responsible for the maintenance, repair and replacement of the air conditioning, heating and ventilating system within and exclusively serving? the Premises. Tenant shall furnish, maintain and replace all electric light bulbs, and fluorescent lights within the Premises. If any repairs and replacements required to be made by Tenant hereunder are not made within twenty days after written notice to Tenant, Landlord may, at its option, make such repairs without liability to Tenant for any loss or damage which may result to its tock or business by reason of such repairs, except for any negligence or willful misconduct by Landlord, it's employees, agents or invitees and Tenant shall pay to Landlord as Additional Rental the cost of such repairs plus ten (10%) of said cost to cover Landlord's overhead.

VI.      Surrender of Premises.

         At the expiration of this Lease. Tenant shall surrender the Premises in good condition, except for reasonable wear and loss by fire or other casualty the repair of which is stated herein to be the Landlord's responsibility, and shall surrender all keys for the Premises to Landlord and shall inform Landlord of all combinations of locks, safes and vaults, if any, in the Premises. All non-movable alterations, additions, improvements, air-conditioning machinery, compressors and equipment and fixtures (other than unattached, movable trade fixtures, signs, inventory, decorative lighting and miscellaneous decor items which may be made or installed by Landlord or Tenant upon the Premises shall remain upon and be surrendered with the Premises and become the property of Landlord at the termination of this lease.

IX.      ALTERATIONS

         A.       Rights with Respect to Alterations.

         Tenant shall not make any alterations, additions or improvements to this interior or the exterior of the Premises.

         B.       Mechanic's Liens.

         The interest of the Landlord in the Premises shall not be subject to liens for improvements made by the Tenant. Should any such Lien be filed or recorded, Tenants agrees to cause such lien to be released of record within ten
(10) days after the filing of such lien. If Tenant shall fail to cause such lien to be so released, then, in addition to any other right or remedy of Landlord, Landlord may obtain a release of such lien by obtaining a bond to cover the amount claimed to be due without obligation to ascertain its validity, and the amount so paid by Landlord, including reasonable attorneys' fees, shall be immediately due and payable by Tenant to Landlord. Contractors and

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subcontractors shall be required to maintain casualty and liability insurance and worker's compensation coverage as is reasonably adequate to protect fully Landlord and Tenant.

X.       RIGHT OF ACCESS

         Landlord shall have the right to enter upon the Premises at any reasonable time for the purpose of inspection, or of making repairs to the premises, or of making repairs, alterations or additions to adjacent premises, or of showing the Premises to prospective purchasers, lessees or lenders. Landlord may place "For Rent" signs and the like on or about the Premises during the entire term hereof. In the event of an emergency, Landlord may enter the Premises without notice for the purpose of making repairs.

XI.      SIGNS, DISPLAYS AND STORE FRONTS

         A.       Store Fronts.

         Tenant shall not (a) make any changes to our paint the store front; (b) install any exterior Lighting, decorations or paintings, or (c) erect, install or place any signs, window or door loitering, placards, decorations or advertising media of any type on the exterior of the Premises.

         B.       Signs.

         Tenant will not affix any sign or other lettering on any part of the outside of the Premises which are in violation of applicable laws, ordinances and regulations or which have not been approved by Landlord. Tenant shall maintain all such signs in good condition and repair at all times. Any signs shall be prepared and installed at Tenant's sole cost and expense and shall be removed by the Tenant at the expiration of the term hereof. Tenant shall repair any damage caused by said removal.

         Landlord shall be entitled to keep a "For Rent" sign in the window of the Premises. 120 days prior to lease expiration.

XII.     UTILITIES

         A.       Tenant's Obligation.

         Tenant shall pay for all utilities used or consumed in or upon the Demised Premises and all sewer charges which become due and payable with respect to same.

         B.       Landlord Not Liable.

         Except for the negligence of Landlord, its contractors, employees, or agents, Landlord shall not be liable in any respect for damages to either person or property for any interruption or failure whatsoever in utility services. Nor shall such interruption or failure be construed as an eviction of Tenant, nor work an abatement, reduction or set-off of rent, nor relieve Tenant from fulfillment of any covenant or agreement hereof.

XIII.    INDEMNITY AND INSURANCE

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         A.       Indemnity.

         Except in the extent that Landlord was negligent, acted willfully, Landlord shall not be liable to Tenant or to Tenant's successors, assigns, officers, employees, agents, contractors, customers or visitors, or to any other person or entity whomsoever, and Tenant hereby waives and agrees to indemnity, hold harmless and defend Landlord against all claims against Landlord and/or Landlord's directors, officers, members, employees, or agents for any loss of life or injury to person or damage to or loss of property in or about the Premises (a) caused wholly or in part by any act, omission or neglect of Tenant, its officers, agents, employees, contractors, subtenants, licensees or concessionaires, or of any other person entering the Premises under the express or implied invitation of Tenant, (b) arising out of the occupancy or use by Tenant of the Premises of any part thereof and the conduct of its business therein, (c) arising out of any breach or default by Tenant in the performance of these obligations hereunder, or (d) occurring in the Premises.

         Except to the patent Tenant is liable therefor in accordance with the preceding paragraph, Landlord agrees to indemnify, protect, defend and hold harmless Tenant against all liabilities, costs and expenses (including but not limited to reasonable attorneys' fees and court costs through appeals and collection efforts resulting from or in connection with any occurrence and on Landlord's Property outside of the Premises, except to the extent caused by the negligence or willful misconduct of Tenant of its agents, employees or licensees.

         B.       Insurance.

         Tenant shall procure and maintain through the Term, at is expense, a policy or policies of liability insurance, insuring Tenant and naming the Landlord as a n additional insured, the limits of such policy or policies to be in an amount not less than ONE MILLION ($1,000,000.00) DOLLARS in respect of injuries to or death of any one person, and in an amount not less than ONE MILLION ($1,000,000.00) DOLLARS in respect of any one accident or disaster, and in an amount not less than FIFTY THOUSAND ($50,000.00) DOLLARS in respect of property damaged or destroyed, or in such different amounts as Landlord in its discretion may reasonably required from time to time. Tenant shall also procure and maintain through the Term, with Landlord as an additional named insured as its interest appears, plate glass insurance and casualty insurance, including extended coverage sprinkler leakage, and coverage for fire and smoke damage on all Tenant's leasehold improvements and personal property in or about the Premises, in an amount of not less than ninety (90%) per cent of the replacement cost. All such insurance shall be written by insurance companies licensed to the business in the State of Florida. Such policies shall contain a written obligation on the part of each insurance company to notify Landlord at least thirty (30) days prior to cancellation. Evidence of renewals of policies shall be promptly delivered to Landlord at least thirty (30) days prior to the expiration of the respective policy terms.

         C.       Increased Rates as Additional Rental.

         In the event Tenant shall use or suffer or permit any other firm or person to use the Premises for any hazardous purposes or in any other manner that will increase the rate of any policies of insurance of any kind at any time carried by Landlord upon the Premises or the building containing same and the fixtures and property therein, Tenant shall pay to Landlord, as additional Rental, any such increase in rate. Tenant shall not use or suffer or permit any firm or person to use the Premises

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in any manner that will violate, suspend, void or make inoperative any such insurance policies. Tenant at Tenant's sole expense shall comply with all rules, orders, regulations or requirements of the board of ___Fire?_________ underwriters, or any other similar body, having jurisdiction.

         D.       Waiver of Subrogation.

         Each party, on behalf of itself and on behalf of anyone claiming under or through? it by way of subrogation or otherwise waives all rights and causes of action against the other party, and the officers, employees, agents and invitees of the other party, for any liability arising out of any loss or damage in or to the Premises, its contents caused by any peril normally covered under all-risk policies issued in the geographic area in which the Premises is located (whether or not such party actually carries such insurance policies.). However, if one party's insurance carrier prohibits waiver of subrogation regardless of premium, or if either party fails to obtain a waiver of subrogation endorsement, then the other party's release and waiver shall become null and void, if being understood that in this instance each waiver is given in consideration for the other.

         Each party covenants that from and after the date possession of the Premises be delivered to Tenant its insurance policies will contain waiver of subrogation endorsements, and that if such endorsements, for any reason whatsoever, are about to become unavailable, it will give the other party not less than thirty [30] days prior written notice of such impending unavailability.

XIV.     LIMITED LIABILITY

         Landlord and Landlord's agents and employees shall not be liable to Tenant or any other person or entity whomsoever for any loss of life or injury to person or damage to property caused by bursting pipes or wiring, broken glass; by the backing up of drains; by gas, water, steam, electricity or oil leaking , ??? or flowing into the Premises; nor shall Landlord be liable to Tenant or any other person or entity whomsoever for any loss or damage that may be occasioned by or through the acts or omissions of other tenants of the building containing the Premises or any other persons or entities whomsoever. To the maximum extent permitted by law, Tenant agrees to use and occupy the Premises at Tenant's own risk.

XV.      DAMAGES BY CASUALTY

         A.       Notices to Landlord.

         Tenant shall give immediate written notice to Landlord of any damages caused to the Premises by fire or other casualty.

         B.       Landlord's Obligation to Repair and Reconstruct.

         In the event that the Premises shall be damaged or destroyed by fire or other casualty covered by Landlord's insurance and Landlord does not elect to terminate this Lease as hereinafter provided, Landlord shall proceed with reasonable diligence and at its sole cost and expense to rebuild and repair the Premises. If Landlord does not elect to terminate this Lease, Landlord shall proceed with reasonable diligence and at its sole cost and expense to rebuild and repair the Premises. Landlord's obligation to rebuild and repair under this Article shall not include any

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improvements to the Premises made by Tenant except to the extent Landlord's insurance covers said improvements, provided that Landlord shall have no obligation to maintain such insurance.

         C.       Tenant's Obligation to Repair and Reconstruct.

         Tenant agrees that, promptly after Landlord's completion of such repairs or rebuilding, Tenant will proceed with reasonable diligence and at its sole cost and expense to rebuild, repair and restore its signs, fixtures, equipment and the other improvements to the Premises made by Tenant.

XVI.     EMINENT DOMAIN

         If any part of the Premises should be taken for any public or quasi-public use under any governmental law, ordinance or regulation or by right of eminent domain or by private purchase in lieu thereof, this Lease shall terminate effective on the date physical possession is taken by the condemning authority.

XVII.    ASSIGNMENT AND SUBLETTING

         A.       Landlord's Consent Required and Continuing Liability of
                  Tenant.

         Tenant shall have no right to assign this Lease or any interest therein, or sublet the Premises or any part thereof. For purposes hereof, a transfer of more than 30% of the stock of the Tenant shall be a transfer in violation hereof. Any attempted assignment or subletting by Tenant in violation of the terms and covenants of this Section shall be void.

         B.       Effect of Transfer by Landlord.

         In the event of the transfer by Landlord of its interest in this Lease to a party which assumes Landlord's obligations under this Lease, Landlord shall thereby be released from any further obligations hereunder, and Tenant agrees to look solely to such successor in interest (or performance of such obligations.

XVIII.   TAXES

         Tenant shall be liable for all taxes levied against personal property and trade? fixtures placed by Tenant in the Premises.

XIX.     DEFAULT BY TENANT AND LANDLORD'S REMEDIES.

         A.       Event of Default Defined.

         Any one or more of the following events shall constitute an "Event of Default" by Tenant under this Lease:

         1. Tenant shall fail to pay when due any payment or expenses due hereunder.

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         2.       Tenant shall fail to comply with any term of this Lease, other than the payment or monies due hereunder or expenses demanded by Landlord, and shall not cure such failure within thirty
                  (30) days after written notice to Tenant, or such longer period as may be reasonably necessary to effect a cure, provided that Tenant has promptly commenced and is diligently prosecuting same with reasonable prospects of success provided that no cure period shall be allowed for a default which by its nature is incapable of being cured after the fact).

         3. Tenant or any guarantor under this Lease shall file a petition under any section or chapter of the Bankruptcy Laws, as amended, or under any similar law or statute of the Untied States or any state thereof and such proceedings are not discharged within sixty (60) days after the filing thereof, or Tenant or any guarantor under the Lease shall be adjudged bankrupt or insolvent in proceedings filed against Tenant or any guarantor or Tenant's obligations under this Lease.

         4. A receive or trustee shall be appointed for all of the Premises or for all or substantially all of the assets of Tenant.

         5. Tenant shall do or permit to be done anything which creates a lien upon the Premises and shall fail to obtain the timely release or discharge.

         6. This Lease or the estate of Tenant hereunder or any beneficial interest in Tenant shall be transferred to any other person or party except as allowed in this Lease.

         7. The interest of Tenant in this Lease, the Premises or any part of the Premises shall be levied on or under execution or by other process of law directed against Tenant, or shall be taken upon or subject to any attachment at the instance of any creditor or claimant against Tenant and said attachment shall not be discharged or disposed of within sixty (60) days after the levy thereof.

         8. The admission in writing by Tenant or any guarantor hereunder of its inability to pay its debts when due.

         9. Any material representation of Tenant shall prove to have been intentionally false.

Any cure period provided by statute shall be deemed to run concurrently (rather than sequentially) with any cure period provided for herein.

         B.       REMEDIES

         Upon the occurrence of any such Event of Default, Landlord shall have the option to pursue any one or more of the remedies available in law, in equity, or under this Lease, without any notice or demand whatsoever, including without limitation the following:

         1. Landlord may terminate this Lease, in which event Tenant shall immediately surrender the Premises in Landlord, and if Tenant fails to do so, Landlord, without

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                  prejudice to any other remedy which Landlord may have for
                  possession, damages, or ??? in rental, may enter upon and take possession of the Premises through legal process, Any property of Tenant, or of anyone claiming under, by, or through Tenant, which is left on the Premises more than fifteen days after lease termination shall be conclusively deemed abandoned, and Landlord may keep, use, remove, store, sell, destroy, discard, or otherwise deal with it in Landlord's absolute discretion without liability of any sort to Tenant or anyone claiming under, by, or through Tenant.

         2. Landlord may retain possession of the Premises and deal with property left behind, as hereinabove provided, without terminating this Lease.

Exercise by Landlord of any one or more remedies hereunder granted or otherwise available shall not be deemed to be an acceptance of surrender of the Premises by Tenant, whether by agreement or by operation of law, it being understood that such surrender can be affected only b the written agreement of Landlord and Tenant. No alterations of locks or other security devices and no removal of other exercise of dominion by Landlord over the property of Tenant or others at the Premises shall be deemed unauthorized or constitute a conversion provided Landlord complies with applicable laws.

         C.       Damages Upon Termination.

         In the event Landlord elects to terminate the Lease by reasons of an Event of Default, then Tenant shall pay to Landlord in one lump sum the sum of all unpaid Monthly Payments, and other indebtedness to Landlord accrued to date of termination. IF such sum is not paid to Landlord on the termination date, said sum shall bear interest at the rate of 15% per annum until paid.

         D.       Landlord's Right to Cure.

         Except as may otherwise be provided in this Lease, if Tenant should fail to make any payment or cure any default hereunder within the time herein permitted, Landlord, without being under any obligation to do so and without thereby waiving such default, may make such payment and/or remedy such other default for the account of Tenant (and enter the Premises for such purpose), and thereupon Tenant shall be obligated, and hereby agrees to pay all reasonable attorneys' fees) incurred by Landlord in taking such remedial action.

XX.      DEFAULT BY LANDLORD AND TENANT'S REMEDIES

         A.       Tenant's Remedies.

         In the event of any default by Landlord, Tenant's remedy shall be an action for damages, but prior to any such action Tenant will give Landlord written notice specifying such default with particularity, and Landlord shall have twenty (20) days (or such longer period as may be reasonably necessary in the circumstances) in which to cure any such default. Until Landlord fails so to cure any default under such notice, Tenant shall not have any remedy or cause of action by reason thereof.

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         B.       Limitation on Right of Recovery Against Landlord.

         Tenant acknowledges and agrees that the liability of Landlord under this Lease shall be limited to its interest in the Premises and any judgments rendered against Landlord shall be satisfied solely out of its interest in the Premises. The provisions hereof shall insure to Landlord's successors and assigns including any mortgagee. The foregoing provisions are not intended to relieve Landlord from the performance of any of Landlord's obligation under this Lease, but only in limit the personal liability of Landlord in case of recovery of a judgment against Landlord.

XXI.     HOLDING OVER

         In the event Tenant remains in possession of the Premises after the expiration of this Lease and without the execution of a new lease, it shall be deemed to be occupying the Premises as a tenant from month to month at a monthly rental equal in twice the Rental, and otherwise subject to all the conditions, provisions and obligations of this Lease insofar as the same are applicable to a month to month tenancy. In the event of any such holding over, Tenant shall indemnify Landlord against all claims for damages by any other Leases to whom Landlord may have leased all or any part of the Premises effective upon the expiration or termination of this Lease or by any other person damaged by such holding over.

XXII.    SUBORDINATION

         Tenant accepts this Lease subject and subordinate to any master lease, ground lease, mortgage or other lien presently existing or hereafter created upon the Premises, and of any renewals or extensions thereof, but Tenant agrees that the holder of any such interest to this Lease. Tenant agrees to execute such further instruments subordinating this Lease as Landlord may request. At the request of any mortgagee, Tenant shall ??? to the purchase at a foreclosure sale of that mortgage.

XXIII.   NOTICES

         Wherever any notice is required or permitted hereunder such notice shall be in writing. Any notice, document or payment required or permitted to be delivered hereunder shall be deemed to be given when actually received (or refused). All such notices with respect to a failure of performance which may give rise to a Default shall be sent by Untied States mail, postage prepaid, Certified or Registered Mail, Return Receipt Requested, addressed to Tenant's Mailing Address if to Tenant, or to Landlord's Address if to Landlord, or at such other address as Landlord or Tenant may have hereafter specified by written notice to the other. All other notices, consents or waivers required or permitted to be given under this Lease shall be in writing and may be delivered personally or by the method for default notices or may be given by United States Express mail service, private overnight serves (e.g. Federal Express, Airborne), telex, or telegram.

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XXIV.             ESTOPPEL STATEMENTS

         Each party agrees to execute, acknowledge and deliver to the other party at any time within ten (10) days of the other party's request, a writing ratifying this Lease and certifying: (a) the date that Tenant has entered into occupancy of the Premises, (b) that this Lease is in full force and effect, and has not been assigned, modified, supplemented or amended in any way (or if there has been any assignment, modification, supplement or amendment, identifying the same)k (c) that this Lease represents the entire agreement between Landlord and Tenant as to the subject matter hereof (or if there has been any assignment, modification, supplement or amendment, identifying the same); (d) the date of commencement and expiration of the Term; (e) that all conditions under this Lease to be performed by the other party have been satisfied (and if not, what conditions remain unperformed); (f) that in the knowledge of the signer of such writing no default exists in the performance or observance of any covenant or condition in the Lease and there are not defenses or offsets against the enforcement of this Lease by the other party (or specifying such default, defense or offset of which the signer may have knowledge); (g) no rental has been paid more than one month in advance of its due date under the Lease and not other security has been deposited with Landlord; and (h) the date to which rental has been paid under the Lease.

XXV.     MISCELLANEOUS

         A.       Relationship of Landlord to Tenant.

         Nothing herein contained shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership or of joint venture between parties hereto, it being understood and agreed that neither the method of computation of rental, nor any other provisions contained herein, nor any acts of the parties, shall be deemed to create any relationship between the parties hereto other than landlord and tenant. Whenever herein the singular number I used, the same shall include the plural, and words of any gender shall include each gender.

         B.       Captions.

         The captions used herein are for convenience only and do not limit or amplify the provisions hereof.

         C.       Waivers

For one or more waivers of any consents to any covenant, term or condition of this Lease by another party shall be construed as a waiver or a subsequent of the same covenant, term or condition. The consent or approval by either party to or of any act by the other party requiring such consent or approval shall not be deemed to waiver or render unnecessary consent to or approval or any subsequent similar act.

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         D.       Delays.

Whenever a period of time is herein prescribed for action other than the payment of money there shall be executed from the computation of any such period of time any delays due to strikes, riots, acts of God, shortages of labor or material, war governmental laws, regulations or restrictions, or any other causes of any kind whatsoever which are beyond the reasonable control of such party. At any time when there is outstanding a mortgage or similar security instrument covering landlord's interest in the Premises. Tenant may not exercise any remedies for default by Landlord hereunder unless and until the holder of the indebtedness occurred by such mortgagee or similar security instrument shall have received written notice of such default and the same period of time given to Landlord for caring such default as given to Landlord shall thereafter have lapsed.

         E.       Quiet Enjoyment.

Landlord agrees that if Tenant shall perform all of the covenants and agreements herein required to be performed by Tenant, Tenant shall, subject to the terms of this Lease, at all times during the continuance of this Lease, have the peaceable and quiet enjoyment and possession of the Promises.

         F.       Entire Agreement and Resolution.

This Lease contains the entire agreement between the parties and no agreement shall be effective to change, modify or terminate this Lease in whole or in part unless such agreement is in writing and duly signed by the party against whom enforcement of such change, modification or termination is sought. This Lease shall not be effective or binding on Landlord or Tenant until fully executed by both and delivered by each to the other. This Lease may be executed in counterparts. Each counterpart shall be deemed to be the original hereof.

         G.       Broker.

Landlord and tenant represent to each other that each has not dealt with any broker or finder in connection with this Lease who might be entitled to a commission or finder's fee as a result of this Lease other than The Comras company and The Kosiver Stern Group whose commissioner Landlord agrees to pay. The Tenant agrees to hold the Landlord harmless from and against any cost, damage or other liability suffered by Landlord in the event of any other broker claiming a commission on account of the actions of the Tenant.

         H.       Governing Law.

The laws of the State of Florida shall govern the interpretation, validity, performance and enforcement of this Lease.

         I.       Successors and Assigns.

The terms, provisions and covenants contained in this Lease shall inure to the benefit of and be biding upon the parties hereto and their respective heirs, successors in interest and legal representations except as otherwise herein expressly provided.

         J.       Attorney's Fees.

In the event of any action or proceeding on account of the terms of this Lease, the prevailing party shall be entitled to recover all reasonable costs and expenses, including the fees and expenses of its attorneys.

         K.       Invalid Provisions.

If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the Term, then and in that event, it is the intention of the parties hereto that the remaining of this Lease shall not be affected thereby; and it is also the intention of the parties that in lieu of each clause of provision of this Lease that is illegal, invalid or unenforceable, there shall be substituted a legal, valid and enforceable clause or provision as similar to such illegal, invalid or unenforceable clause or provision as maybe ???.

         L.       Authority to Enter into Lease

Tenant and the party or parties executing this Lease on behalf of Tenant represent to Landlord that such party or parties are authorized to the so by represent to landlord that such party or parties are authorized in the so by requisite action of Tenant's board of directions, or partners, as the case may be, and agree upon request to deliver to Landlord a resolution or similar document to that effect. Landlord or any party or parties executing this Lease on behalf of Landlord represent to Tenant that such party or parties are authorized to do so.

         M        Corporate Tenants.

The persons executing this lease on behalf of Tenant hereby covenant and warrant that Tenant is a duly constituted corporation qualified to do business in the State of Florida, all Tenant's franchises and corporate taxes have been paid to date; and all future forms, reports, fees and other documents necessary for Tenant to comply with applicable laws will be filed by Tenant when due.

         N.       Security.

Landlord hereby acknowledges receipt from Tenant of the sum of TWENTY SIX THOUSAND TWO HUNDRED AND FIFTY Dollars to be held by landlord without liability for interest as security for the faithful performance by Tenant of all of the terms and conditions of this Lease. In the event Tenant defaults under any of the terms and conditions of this Lease Landlord may, at Landlord's option, apply the above security, or as much thereof as may be necessary, to compensate Landlord for any loss or damage sustained by Landlord due to such default on the part of Tenant, and Tenant shall forthwith upon demand restore said security in the original sum deposited. Upon expiration of this Lease, said security shall be returned in full to Tenant, provided this Lease is in good standing and no outstanding defaults exist hereunder.

         O.       No Liens or Encumbrances.

Tenant Agrees not to obtain any financing secured by Tenant's interests in the Promises and not to encumber the Premises or Tenant's interest therein without the prior written consent of Landlord, which consent may be withheld in Landlord's sole discretion and to keep the Premises free from all liens and encumbrance except liens and encumbrances created by landlord.

         P.       Radon.

Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over a period of time. Levels of radon that have exceeded federal and state guidelines have been found in buildings in Florida. Additional Information regarding radon and radon testing may be obtained through your county health unit.

         IN WITNESS WHEREOF the parties hereto have executed this Lease Agreement as of the day and year first above written.

WITNESS                              South Beach TriStar LLC, a Delaware
                                     Limited Liability Company

                                     By:   /s/ [ILLEGIBLE]
---------------------------------       ----------------------------------------
                                     Its:  VICE PRESIDENT
                                         ---------------------------------------
---------------------------------    Yupi Internet, Inc., a Florida corporation

---------------------------------    By:   /s/ OSCAR COEN
                                        ----------------------------------------
                                     Its.: Chief Executive Officer
                                          --------------------------------------
---------------------------------

FIRST AMENDMENT TO LEASE AGREEMENT DATED ____________________, 1999 BY AND BETWEEN SOUTH BEACH TRISTAR LLC, A DELAWARE LIABILITY COMPANY ("LANDLORD") AND YUPI INTERNET INC., A FLORIDA CORPORATION ("TENANT")

         The captioned Lease Agreement is hereby modified as follows:

         1. Effective 6/19/1999 the following amendments to the captioned Lease shall be effective:

                  A. "Premises shall mean 830 Lincoln Road, Miami Beach, Florida 33139 together with that certain mezzanine space containing approximately 1,173 square feet which space is shown on Exhibit "A" hereto.

                  B. "Rental" shall mean $11,302.25 per month, inclusive of sales tax.

                  C. The Leased Premises shall also include four (4) parking spaces located in the rear of the building. The rental for each space shall be $75.00 per moth, for a total monthly parking space rental of $300.00 which shall be added to the rental due under the Lease and shall be due and payable when the monthly rental payments are due. At such time as the landlord has completed the restriping of the parking lot, 4 spaces shall be designated as reserved for tenant.

         2. Expect as hereinabove amended, all of the terms and conditions of the captioned Lease are hereby, ratified, confirmed and approved.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment this ____ day of ________________, 1999.

WITNESS                              South Beach TriStar LLC, a Delaware
                                     Limited Liability Company

                                     By:
---------------------------------       ----------------------------------------
                                     Its:
                                         ---------------------------------------
---------------------------------    Yupi Internet, Inc., a Florida corporation

---------------------------------    By:   /s/ Oscar Coen
                                        ----------------------------------------
                                     Its.: Chief Executive Officer
                                          --------------------------------------
---------------------------------

WITNESS                              South Beach TriStar LLC, a Delaware
                                     Limited Liability Company

                                     By:
---------------------------------       ----------------------------------------
                                     Its:
                                         ---------------------------------------
---------------------------------    Yupi Internet, Inc., a Florida corporation

---------------------------------    By:
                                        ----------------------------------------
                                     Its.:
                                          --------------------------------------
---------------------------------